CONTACTS:	Union Drilling, Inc. Christopher D. Strong 412-257-9390 Dan Steigerwald 412-257-9390

Union Drilling, Inc. Announces Resignation of Director, Appointment of New Director

BRIDGEVILLE, PA., January 5, 2006 (BUSINESS WIRE)—Union Drilling, Inc., (Nasdaq/NM:UDRL), today announced the resignation of W. Henry Harmon as a director of the Company effective on December 31, 2005 and the appointment of Thomas M. Mercer, Jr., as a director of the Company to fill the position vacated by Mr. Harmon. The appointment of Mr. Mercer became effective on January 1, 2006. Mr. Mercer will serve on the Audit Committee of the Board of Directors of the Company.

Thomas H. O’Neill, Jr., Chairman of the Board of Directors of the Company, said:

‘‘Henry Harmon’s experience and counsel, as a Board member, have been invaluable and have helped shape our company from its beginnings as a small Appalachian contractor to its wider market presence today.’’

Mr. Mercer has been a partner of Ceres Capital Partners, L.P. since 1995. Prior to that, he held various management positions at Bank of Boston and First Gibraltar Bank. In May 2005 he retired from the Board of Directors of Lone Star Technologies where he had served for ten years.

‘‘We are very pleased to have Tom Mercer join our Board’’, O’Neill noted. ‘‘He is an able and experienced businessman, who can bring special skills and insight to our Board.’’

Union Drilling, Inc., headquartered in Bridgeville, Pennsylvania, provides contract land drilling services and equipment, primarily to natural gas producers, in the United States.

Cautionary Note Regarding Forward-Looking Statements

The above statements include forward-looking statements and are subject to risks and uncertainties. Forward-looking statements give the Company’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. The statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements may include words such as ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘project,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘believe’’ and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

All statements other than statements of historical facts included in this release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements.

These forward-looking statements are largely based on our expectations and beliefs concerning future events, which reflect estimates and assumptions made by the Company’s management. These estimates and assumptions reflect the Company’s best judgment based on currently known market conditions and other factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond its control.

Although the Company believes its estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond the Company’s control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this release are not guarantees of future performance, and the Company cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to the factors listed in the ‘‘Risk Factors’’ and ‘‘Management’s Discussion and Analysis of Financial Condition and Results of

Operations’’ sections contained in its filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this release. The Company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to the Company or persons acting on its behalf.